UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 6, 2005
BEIJING MED-PHARM CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-51409	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(610) 940-1675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
PRO FORMA FINANCIAL INFORMATION

     This amendment to the Beijing Med-Pharm Corporation Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 9, 2005, amends and restates in its entirety Item 9.01(b) and amends and modifies Item 9.01(d).
Item 9.01 Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.
     The pro forma financial information required by Item 9.01(b) of Form 8-K is included in this Current Report on Form 8-K as Exhibit 99.2.
(d)	Exhibits.

Exhibit No.	Description of Document
99.2	Pro forma financial information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIJING MED-PHARM CORPORATION

Date:	January 27, 2006	By:	FRED M. POWELL
		Name: Title:	Fred M. Powell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.2	Pro forma financial information